UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) December 08, 2003
                                                 -----------------


                         TEMECULA VALLEY BANCORP INC.
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            (Exact name of Registrant as specified in its charter)




         DELAWARE                                           46-0476193
-----------------------------    ---------------       ------------------------
 (State or other jurisdiction       (File number)        (I.R.S. Employer
    of incorporation)                                    Identification No.)



27710 Jefferson Avenue,
Suite A100, Temecula, CA                                        92590
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(Address of principal executive office)                      (Zip Code)


Registrant's telephone number, including area code:       (909) 694-9940
                                                        ---------------------


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        (Former name or former address, if changed since last report)

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

            (C)   Exhibits

                  99    Press Release

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 08, 2003                TEMECULA VALLEY BANCORP INC.



                                               By:  /S/ Stephen H. Wacknitz
                                                   ----------------------------
                                               Stephen H. Wacknitz
                                               President and Chief Executive
                                               Officer



                                               By:  /S/ DONALD A. PITCHER
                                                   ----------------------------
                                               DONALD A. PITCHER
                                               Senior Vice President
                                               Chief Financial Officer




                                   EXHIBIT INDEX
                                   --------------


EXHIBIT NO.        DESCRIPTION                           PAGE NO.
-----------        -----------                           --------

99                  Press Release                            3